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                                                                 EXHIBIT 10.5.1


                             [ADSMART NETWORK LOGO]


                                  AMENDMENT #1
                         ADVERTISING ALLIANCE AGREEMENT


This amendment agreement ("Amendment") is entered into on this 1st day of December, 1999 (the "Effective Date"), by and between Adsmart Corporation, as successor in interest to 2CAN Media, Inc. ("Adsmart"), with offices at 100 Brickstone Square, Andover, MA 01810 and FreeRealTime.com, Inc. ("FRT"), with offices at 3333 Michelson Drive, Suite 430, Irvine, California 92612.

                                    RECITALS

A. Adsmart and FRT entered into an Advertising Alliance Agreement ("the Agreement"), dated March 10, 1999, in which FRT appointed Adsmart as its exclusive third-party sales representative.

B.   The parties desire to amend the agreement as indicated below.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Exclusivity. ADSMART is appointed a non-exclusive third-party sales representative for FRT for the Initial Term and all Renewal Terms of this Agreement.

2. Ad-Serving Fees - Specific Requests. If FRT requests that specific paid or non-paid Campaigns, including, without limitation, house banners, which are not sold by ADSMART, be served by ADSMART, FRT shall pay ADSMART $0.40 per thousand impressions for all costs associated with serving, auditing and reporting with respect to such Campaigns ("Serving Fee"). ADSMART shall deduct such fees from payments owed to FRT for advertising revenue.

3. All other provisions and covenants of the Agreement remain in full force and effect.

IN WITNESS OF THE FOREGOING, the parties have caused this agreement to be signed as of the Effective Date set forth above.

Adsmart Corporation                          FreeRealTime.com, Inc.


By:  /s/ JOHN FEDERMAN                       By:  /s/ BRAD G. GUNN
   ---------------------------------            --------------------------------
Name: John Federman                          Name: Brad G. Gunn
     -------------------------------              ------------------------------
Title: CEO                                   Title: President & CEO
      ------------------------------               -----------------------------
Date: 12/8/99                                Date: 12/02/1999
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